IVA International Fund	Summary Prospectus

Class A (IVIOX)	Class C (IVICX)	Class I (IVIQX)	January 1, 2011 as revised January 21, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.ivafunds.com. You can also get this information at no cost by calling (866) 941-4482, sending an e-mail request to info@ivafunds.com or asking your financial consultant. The Fund’s Prospectus and Statement of Additional Information, both dated January 1, 2011, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The IVA International Fund (the “International Fund”) will seek long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the International Fund. You may qualify for a sales charge discount on Class A shares of the International Fund if you or your family invest at least $25,000 in one or more Funds that are series of the IVA Funds. More information about discounts is available from your financial consultant and in Distribution Arrangements starting on page 17 of the Prospectus.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price) (on Class A purchases of $1 million or more)	0.75%	1.00%	None

Redemption Fee (as a percentage of the amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Class Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%	0.90%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses	0.24%	0.27%	0.23%

Total Annual Fund Operating Expenses	1.39%	2.17%	1.13%

Expense Reimbursement(1)		–0.02%

Total Annual Class Operating Expenses After Expense Reimbursement		2.15%

[1]	International Value Advisers (“IVA or the “Adviser”) has contractually agreed to limit the International Fund’s total annual operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, to 1.40%, 2.15% and 1.15% of the average daily net assets of the Fund’s Class A, Class C and Class I shares, respectively. The exclusion of certain of these expenses could result in a shareholder paying more than the total annual class operating expenses after expense reimbursement. This agreement is in effect through January 31, 2012 and may only be terminated before January 31, 2012 by the Board of Trustees of IVA Fiduciary Trust (of which the International Fund is a series) (the “Board”). The Adviser may recover, on a class by class basis, expenses it has borne through the agreement described above to the extent that the International Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. The Board must approve any recoupment payment made to the Adviser. The International Fund will not be obligated to make any such recoupment more than one year after the end of the fiscal year in which the fee and expense was deferred.

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Example

This Example is intended to help you compare the costs of investing in the International Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the International Fund’s operating expenses (before expense reimbursements, if any) remain the same and the Adviser’s contractual expense reimbursement is in effect through January 31, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$634	$917	$1,222	$2,085

Class C Shares	$318	$673	$1,154	$2,482

Class I Shares	$115	$359	$622	$1,374

You would pay the following expenses if you did not redeem your Class C shares of the International Fund:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$218	$673	$1,154	$2,482

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 28.1% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective, the International Fund primarily seeks investment opportunities in companies of any capitalization that the Adviser believes have fundamental value, financial strength and stability. However, the International Fund may invest in companies with fundamental value that do not have the other characteristics.

The Adviser, under normal market conditions, intends to invest at least 65%, but no less than 30%, of the International Fund’s total assets in equity and debt securities issued by foreign companies and governments. The Adviser may invest the Fund’s assets in any region of the world. It may invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, as well as in companies operating in developed countries, such as those of Canada, Japan and Western Europe.

The International Fund identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions and other macro factors when assessing potential investment opportunities. For these reasons, the International Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed. The International Fund determines an issuer’s economic ties to a particular country based on the location where such issuer is headquartered or incorporated, and the location from where the issuer derives at least 50% of its revenues or profits, if such location is other than the location where such issuer is headquartered or incorporated.

Under normal circumstances, no one position in equity securities will exceed 5% of the total assets of the International Fund at the time of investment. If the International Fund’s position in one of the below referenced securities exceeds 5% of the International Fund’s total assets after the time of investment, the International Fund may continue to hold such securities.

As part of its principal investment strategies, the International Fund intends to invest in: (a) foreign and domestic fixed income securities; (b) common equity securities, ADRs and GDRs; and (c) precious metals, primarily gold bullion. The Fund may invest in fixed income securities of any credit quality including those rated investment grade (rated in one of the four highest ratings categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”)) and those considered high-yield and rated below investment grade (rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s, commonly referred to as “junk bonds”). Under normal circumstances, the International Fund will invest in the following fixed income securities: notes, bills and debentures that are investment grade; bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities and structured notes that are rated below investment grade or that are in default (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by supranational organizations and sovereign debt securities that are rated by Moody’s or Standard & Poor’s as either investment grade or below investment grade. Any investments in unrated bonds will be evaluated by the Adviser or by a nationally recognized statistical rating organization to determine the comparative credit quality of the unrated debt. In selecting debt securities to achieve the International Fund’s investment objective, the Adviser will consider the likelihood of default and the potential for capital appreciation. Although the International Fund may purchase precious metals in any form (bullion and coins or contract form), the Fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds.

The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

The International Fund typically will invest a portion of its assets in derivative instruments. These include forward contracts, options and futures contracts. The International Fund invests in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for speculative (i.e., non-hedging) purposes. The International Fund also seeks to hedge its

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exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts.

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the International Fund, and the Fund’s performance could trail that of other investments. The International Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, yield, total return and ability to meet its investment objective. An investment in the International Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Derivative Investment Risk. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, foreign exchange risk and management risk. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the International Fund may lose more money than its initial investment in the derivative. A small investment in a derivative could have a relatively large positive or negative impact on the performance of a Fund, potentially resulting in losses to Fund shareholders.

Emerging Markets Risk. Securities listed and traded in emerging markets are subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries.

Foreign Securities Risk. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investment Style Risk. The returns from the types of securities in which the International Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the International Fund to underperform other investment vehicles that invest in different asset classes.

Issuer-Specific Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities or instruments of smaller, less-well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the International Fund.

Large-Capitalization Investing. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Risk. This is the risk that the International Fund’s investment strategy, the implementation of which is subject to a number of internal and external constraints, may not produce the desired results, including the risk that the International Fund’s management team’s judgments about asset allocations may not be correct and could adversely affect the International Fund’s performance.

Precious Metals Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Risks of Debt Securities. Risks associated with investments in fixed income securities include credit risk, interest rate risk and high yield securities risk.

Rule 144A Securities Risk. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing these securities, they will become illiquid while held by the International Fund.

Small and Mid-Capitalization Investing. The securities of small- and mid-capitalization companies may be subject to more unpredictable price changes than securities of larger companies or the market as a whole.

Stock Market Risk. The trading prices of equity securities fluctuate in response to a variety of factors. These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole. The International Fund’s NAV, like stock prices generally, will fluctuate within a wide range in response to these factors. As a result, an investor in the International Fund could lose money over short or even long periods.

Tax Risks. To qualify as a regulated investment company for income tax purposes, income derived from investing or trading in precious metals, together with any other non-qualifying income received by the International Fund in any tax year, must not exceed 10% of the International Fund’s gross income for such year. If the International Fund fails to meet these requirements, it would: (i) not qualify as a regulated investment company; (ii) incur regular corporate income tax on its taxable income for that year; (iii) lose its deduction for dividends paid to shareholders; and (iv) be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the International Fund to its shareholders would be treated as dividend income. This tax requirement may cause the International Fund to hold or sell precious metals or securities when it would not otherwise do so.

Performance

The bar chart and table below provide some indication of the risks of investing in the International Fund. The bar chart shows the returns for Class A shares of the International Fund for the last calendar year. The table shows how the International Fund’s

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average annual total returns for certain time periods compare to those of a broad-based securities market index. The returns in the bar chart are for Class A Shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The International Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated International Fund performance can be obtained by visiting www.ivafunds.com or by calling (866) 941-4482 (toll free).

Year by Year Returns (Year Ended December 31)

The best calendar quarter return during the period shown above was 14.17% in the second quarter of 2009; the worst was –7.34% in the first quarter of 2009.

The International Fund’s total return for the nine months ended September 30, 2010 was 9.63%.

After-tax returns in the table below are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only, and the after-tax returns for Class C and Class I will vary.

Average Annual Total Returns
(for the periods ended December 31, 2009)

	One Year	Life of Fund (October 1, 2008)
IVA International Fund - Class A

Return Before Taxes	13.34%	12.76%

Return After Taxes on Distributions	12.39%	11.91%

Return After Taxes on Distributions and Sale of Fund Shares	8.85%	10.44%

IVA International Fund - Class C

Return Before Taxes	17.49%	15.78%

IVA International Fund - Class I

Return Before Taxes	19.70%	17.79%

MSCI All Country World Ex U.S. Index (reflects no deduction for fees, expenses, or taxes)	41.45%	7.79%

Investment Adviser

International Value Advisers, LLC is the investment adviser of the International Fund.

Portfolio Managers

Charles de Lardemelle and Charles de Vaulx (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the International Fund. Each Portfolio Manager supervises a portfolio management team. Messrs. de Lardemelle and de Vaulx have been Portfolio Managers of the International Fund since its inception.

Buying and Selling Fund Shares

As of the close of business on February 18, 2011, Class A, Class C and Class I shares of the Fund will be closed to new investors subject to the limited exceptions described in the “Shareholder Information” section of the Prospectus.

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or contact IVA Funds by telephone at (866) 941-4482, by regular mail to IVA Funds, P.O. Box 8077, Boston, MA 02266-8077, by express, certified or registered mail to IVA Funds c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021, by wire to State Street Bank and Trust, ABA 011000028, DDA 9905-760-6 or by the Internet at www.ivafunds.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A	Class C	Class I
Minimum Initial Investment	$5,000 for all accounts except IRAs, which require a minimum initial investment of $1,000	$5,000 for all accounts except IRAs, which require a minimum initial investment of $1,000	$1,000,000 for all accounts

Minimum Additional Investment	$100 for all accounts	$100 for all accounts	$100 for all accounts

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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